RIDGEWORTH FUNDS
(formerly, STI Classic Funds)
Supplement dated April 16, 2008 to the
Prospectuses dated August 1, 2007, as supplemented, for the
International Equity Index Fund (A, C and I Shares)
Effective immediately, Mr. Matthew Welden replaces Mr. Andrew Atkins as a co-manager of the International Equity Index Fund. The ‘Portfolio Manager’ Section in each Prospectus (as previously supplemented) is hereby revised as follows (all other information remains unchanged):
Mr. Matthew Welden has served as a Director of the Subadviser since April 2008 after serving as a Director and an Equity Trader at the Adviser from July 2006 to March 2008 and from August 1999 to June 2006, respectively. He has co-managed the International Equity Index Fund since April 2008. He has more than 9 years of investment experience.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-ESUN-0408